UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2011

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)

0-21656 (Commission File Number)	No. 58-180-7304 (IRS Employer Identification No.)
63 Highway 515, P.O. Box 398
Blairsville, Georgia  30512
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

(b) On August 29, 2011, Guy Freeman, the Executive Vice President and Chief Operating Officer of United Community Banks, Inc. (the “Company”) announced his plan to resign from this position with the Company effective January 1, 2012. Mr. Freeman’s decision to retire was not a result of any disagreement between Mr. Freeman and the Company on any matter relating to the Company’s operations, policies or practices.

The text of the Company’s press release related to this announcement is set forth as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description

99.1	Press release dated September 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Executive Officer

Date: September 2, 2011